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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


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                                   FORM 8-K

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                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): June 30, 2005

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                                Morgan Stanley
            (Exact name of registrant as specified in its charter)

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           Delaware                      1-11758                 36-3145972
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
        incorporation)                                       Identification No.)

      1585 Broadway, New York, New York                             10036
  (Address of principal executive offices)                        (Zip Code)

      Registrant's telephone number, including area code: (212) 761-4000

                                Not Applicable
         (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.  Entry into a Material Definitive Agreement.

On June 30, 2005, Morgan Stanley (the "Company") entered into an agreement (the "Agreement") with John J. Mack with respect to his employment as Chief Executive and his appointment as Chairman of the Board of Directors. The Agreement provides that, subject to certain terms and conditions, Mr. Mack will be employed by the Company for the period beginning on June 30, 2005 and ending on June 30, 2010 (the "Employment Period"). Capitalized terms used in this summary but not otherwise defined herein shall have the meanings attributed to them in the Agreement.

Mr. Mack's annualized base salary will be not less than $775,000. Mr. Mack will be eligible to receive an annual bonus for each fiscal year completed during the Employment Period that will be subject to terms and conditions and based upon performance targets that are established by the Compensation, Management Development and Succession Committee of the Board of Directors of the Company. For each fiscal year completed during the Employment Period, Mr. Mack will be eligible to receive long-term incentive compensation on terms and conditions no less favorable to him than (x) to senior executives of the Company generally and (y) the terms and conditions of the Equity Incentive Compensation Plan, 2004 Discretionary Retention Awards Award Certificate (the "2004 EICP").

For 2005 and 2006, Mr. Mack's guaranteed minimum total compensation (comprised of annual base salary, annual bonus and long-term incentive compensation) shall be the average total compensation of the Chief Executive Officers of The Bear Stearns Companies Inc., Merrill Lynch & Co., Inc, Lehman Brothers Inc. and The Goldman Sachs Group, Inc. for the applicable period, unless that average exceeds $25,000,000, in which case Mr. Mack's guaranteed minimum total compensation shall be $25,000,000 (such guaranteed minimum being the "Guaranteed Amount"). After 2006, Mr. Mack has no guaranteed minimum level of total compensation.

Mr. Mack also has been granted a special one-time grant of 500,000 restricted stock units based on shares of the Company's common stock (the "Special RSU Grant") that will vest and be paid in five equal installments on the first five anniversaries of June 30, 2005. The Special RSU Grant will have the same terms and conditions as grants of restricted stock units under the 2004 EICP and it will not be taken into account for purposes of determining Mr. Mack's total compensation for 2005.

During the Employment Period, Mr. Mack will be a participant in any qualified or nonqualified deferred compensation, pension, and retirement plans maintained by the Company applicable to senior executives of the Company generally. Mr. Mack also will be entitled to participate in all welfare, perquisites, fringe benefit, and other benefit plans, practices, policies and programs for senior executives of the Company generally, provided that Mr. Mack shall receive perquisites no less favorable than those provided to his predecessor. In addition, following his retirement or any termination of his employment, Mr. Mack shall be entitled to retiree health benefits pursuant to the retiree health programs and policies of the Company (the "Retiree Health Benefits").

For purposes of the long-term incentive compensation (other than the Special RSU Grant), any qualified or nonqualified deferred compensation, pension, and retirement plans and the Retiree Health Benefits, Mr. Mack shall be treated as if he had been continuously employed by the Company and had not terminated employment with the Company in January 2001. However, if Mr. Mack is terminated for "Cause" prior to June 30, 2006, he shall not be entitled to such treatment and shall not be entitled to the Retiree Health Benefits.

The Company may terminate Mr. Mack's employment with or without Cause. Mr. Mack may also terminate his employment with the Company with or without "Good Reason." If, during the Employment Period, the Company terminates Mr. Mack's employment other than for Cause, death or Disability or Mr. Mack terminates his employment for Good Reason, the Company will pay Mr. Mack in a lump-sum cash payment the aggregate of: (i) his unpaid annual base salary through the Date of Termination; (ii) the product of (a) the Guaranteed Amount (which for this purpose shall be deemed to be $25,000,000 if no Guaranteed Amount has been paid prior to the Date of Termination) for the most recently completed calendar year (minus the annual base salary to the extent paid for that year) and (b) a fraction, the numerator of which is the number of days in the calendar year in which the Date of Termination occurs through the Date of Termination and the denominator of which is 365; and (iii) an amount equal to the product of (a) the Guaranteed Amount for the most recently completed year and (b) the greater of (x) a fraction, the numerator of which is the number of days from the Date of Termination through June 30, 2010, and the denominator of which is 365 and (y) 1. In addition, in such event: (i) any and all unvested equity or equity-based awards will immediately vest as of the Date of Termination; (ii) the Company shall timely pay or provide to Mr. Mack any other unpaid amounts or benefits required to be paid or provided or which he is eligible to receive under any plan, program, policy or practice or contract or agreement (other than any severance plan, program, policy or practice or contract or agreement) of the Company and its affiliates in accordance with the terms and normal procedures of each such plan, program, policy or practice, as modified by the Agreement, based on accrued benefits through the Date of Termination (such amounts and benefits, the "Other Benefits"); and (iii) until the later of (x) June 30, 2010 or (y) the first anniversary of the Date of Termination, in addition to the Retiree Health Benefits, the Company shall continue to provide medical and dental benefits to Mr. Mack and his eligible dependents as if he remained an active employee of the Company.


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If Mr. Mack's employment is terminated for Cause or Mr. Mack terminates his employment without Good Reason during the Employment Period, the Agreement will terminate without further obligations to Mr. Mack other than the obligation to pay or provide to him the Retiree Health Benefits, his annual base salary through the Date of Termination and the Other Benefits, in each case to the extent theretofore unpaid.

Mr. Mack also will be entitled to a gross-up payment from the Company if it is determined that any payment or distribution he receives from the Company would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code, together with any interest or penalties with respect to the excise tax.

The above summary is qualified by the entirety of the terms and conditions set forth in the agreement that is filed as Exhibit 10 to this Form 8-K and is incorporated herein by reference.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(c) On June 30, 2005, the Board of Directors of the Company announced that Mr. Mack had been elected as the Chairman and Chief Executive Officer of the Company, effective immediately.

Mr. Mack, age 60, was Chairman of Pequot Capital Management, an alternative investment firm, since June 2005. From January 2003 to June 2004, Mr. Mack served as Co-Chief Executive Officer of Credit Suisse Group, a financial services company, and from July 2001 to June 2004, Mr. Mack served as President, Chief Executive Officer and Director of Credit Suisse First Boston, a business unit of Credit Suisse Group. Prior to that, Mr. Mack spent nearly 30 years at the Company, most recently, until January 2001, as President, Chief Operating Officer and a Director. Mr. Mack is a Director of Cousins Properties Incorporated.

See Item 1.01 above for terms of the employment agreement between the Company and Mr. Mack.

(d) On June 30, 2005, the Board of Directors of the Company elected Mr. Mack as a director and as its Chairman, effective immediately. Mr. Mack serves in the class of directors whose terms expire in 2006. As previously announced, the Company intends that, commencing with the Company's 2006 Annual Meeting, the entire Board of Directors will stand for election by shareholders each year. Mr. Mack will not be assigned to any committees of the Board of Directors at this time. See Item 5.02(c) above.


Item 9.01.  Financial Statements and Exhibits.

(c)  Exhibits

     Exhibit
     Number        Description
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       10          Agreement, dated June 30, 2005, between the Company and
                   Mr. Mack.


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                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           MORGAN STANLEY
                                           (Registrant)

                                           By: /s/ RONALD T. CARMAN
                                           -----------------------------------
                                           Name:  Ronald T. Carman
                                           Title: Assistant Secretary


Date: July 5, 2005